Investor Meetings May 2006 NASDAQ: ABXA ® Exhibit 99

Safe Harbor Statement
Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties.
ABX Air, Inc.'s actual results may differ materially from the results discussed in the forward-looking statements. A number of important factors could cause the
Company's actual results to differ materially from those indicated by such forward-
looking statements. These factors include, but are not limited to, reductions in the scope of services under the commercial agreements with DHL, maintaining cost and service level performance, the ability to generate revenues from sources other than
DHL and other factors that are contained from time to time in ABX Air's filings with the U.S. Securities and Exchange Commission, including ABX Air's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on the Company's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ABX Air undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

2. Recent Results – 2005 & 1Q 2006 8-14 3. 2006 Focus: DHL & ABX 15-21 4. Summary 22 1. Overview 4-7 Agenda 3

What is ABX Air
•
U.S. certificated part 121 air carrier
•
25-year operating history
•
10,000+ employees in over 100 locations
•
Major domestic and international ACMI
operator
•
Extensive aircraft maintenance &
engineering capabilities
•
Experienced management team
•
DHL’s primary U.S. service provider
Overview

Overview
•
Joe Hete – President & CEO
– Joined ABX Air in 1980. VP & SVP Administration 1986-97, SVP &
COO 1997-2000, President  since Jan. 2000, CEO since Aug. 2003
•
Dennis Manibusan – Sr. VP Maint. & Engineering
– Joined ABX Air in 1993. Succession of executive positions at Alaska
Airlines, Continental & Ozark before joining ABX.
•
Bob Morgenfeld – Sr. VP Flight Operations
– Joined ABX Air in 1985. Held various Operations/Chief Pilot positions
1985-92. VP-Flight Operations, 2002-04.
•
Tom Poynter – Sr. VP Ground Operations
– Joined ABX in 1985. Various ground operations positions 1987-93.
Became Sr.VP-Ground in 1993.
•
Quint Turner – CFO
– Joined ABX Air in 1988. Directed Fin. Planning & Accounting, 1997-
2002, VP-Admin. 2002-04, CFO since Dec. 04.
Management - Deep Operating Expertise

Pre-Separation
Shareholders
Shareholders
Post-Separation
DHL Holdings
DHL Holdings
(USA), Inc.
(USA), Inc.
Airborne, Inc.
Airborne, Inc.
ACMI Agreement
ACMI Agreement
Hub Services Agreement
Hub Services Agreement
Airborne, Inc.
Airborne, Inc.
ABX Air, Inc.
ABX Air, Inc.
Shareholders
Shareholders
Overview
August 2003

Overview
ACMI Agreement Hub Services Agreement
• Term: thru Aug. 2010, 3 yr.
renewal option
• Services: Air transport on
designated routes & schedules
using ABX-owned aircraft
• Markups on expenses:
• Base 1.75% (excludes fuel)
• Incremental opportunities
• 0.54% quarterly cost
• 0.25% annual service
• 0.81% annual cost
• Term: thru Aug. 2007, rolling
1 yr. renewal options
• Services: Package handling,
sorting, warehousing, facilities
& equipment maintenance
• Markups on expenses:
• Base 1.75%
• Incremental opportunities
• 0.54% quarterly cost
• 0.75% annual service
• 0.81% annual cost
Agreements With DHL

DHL Fleet Rationalization
2005 in Review
Proposed changes
• 26 aircraft (net 22 flights)
• Approx. 20% of existing
capacity
Actual changes
• 7 aircraft removed from
contract as of 3/31/06
• No notification of future
changes

$1.2 Billion 2004 2005 Revenues In billions $1.46 Billion $37.0 Million $30.3 Million Earnings In millions 2004 2005 2005 in Review 9

$30.2M Earnings from DHL Agreements DHL Totals In Millions $21.3M $14.74M Hub Services In Millions $6.26M $15.46M ACMI In Millions $15.06M 2004 2005 2004 2005 2004 2005 2005 in Review 10

$26.7M
Non-DHL Revenues & Earnings
Revenues
In Millions
$34.0M
Includes charters
and other non-
DHL business
$6.8M
Earnings
In Millions
$6.6M
Percentage of
total earnings:
• 18% in 2004
• 22% in 2005
2005 in Review
2004 2005
2004 2005
Charter
$16.7M
Charter
$13.9M
Other
$10.0M
Other
$20.2M
Charter
$2.5M
Charter
$1.1M
Other
$4.3M
Other
$5.5M

1Q Results from DHL Agreements DHL Revenues In Millions Hub Earnings In Millions ACMI Earnings In Millions $360.8M 2006 $340.2M 2005 $2.84M 2006 $2.67M 2005 $2.41M 2006 $2.43M 2005 2006 Financials 12

$6.42M
1Q Non-DHL Results
Revenues
In Millions
$8.35M
$1.6M
Earnings
In Millions
$1.7M
Charter % of total
non-DHL:
Revenues
34% in 2005
46% in 2006
Earnings
8% in 2005
14% in 2006
2006 Financials
2005 2006
Other
$4.26M
Other
$4.50M
Charter
$2.16M
Charter
$3.85M
2006
Other
$1.5M
Charter
$0.2M
Charter
$0.1M
2005
Other
$1.5M

1Q Mark-up Attainment ACMI Hub Services 1Q05 1Q06 1Q05 1Q06 Actual Potential 2006 Financials 0.47% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.6% 14

1Q Mark-up Attainment (Incremental Cost-Related) ACMI Of 0.54% Maximum Hub Services Of 0.54% Maximum 2006 Financials 87% 100% 100% 11% 1Q05 1Q06 1Q05 1Q06 15

Service Quality Performance 80% 85% 90% 95% 100% Mar-05 Apr-05 May-05 Jun-05 Jul-05 Aug-05 Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Target Actual 2006 Focus: DHL 16

Jan. Feb. March April FTE/Hour Down 16%, Jan-April 2006 Productivity Gains – Hub Services 2006 Focus: DHL 6,639 6,154 5,578 5,536 17

Incremental Opportunities
Modifications to Hub and ACMI agreements
opportunity:
2006 Focus: DHL
•
$3 million ACMI ‘super’ bonus for cost reductions.
•
$2 million Hub Services ‘super’ bonus for cost
reductions and quality service.
•
Performance incentives for Hub Services
improvements.
•
Modify Note to permit ABX Air share repurchase.

Additional Boeing 767 Freighters
•
2006 Plan
–
2
nd
Q – 2
–
3
rd
Q – 1
–
4
th
Q – 2
Total of 5
•
2007 Plan
–
5 more
•
2008 Plan
–
2 more
•
Makes ABX world’s largest
operator of  767-200s with
41.
2006 Focus: ABX

Competitive Strengths: Boeing 767-200SF
3,000 109,000 / 10,060 3 1,600 DC-8 70
2,600 96,300 / 10,060 3 1,760 DC-8 60
1,680 99,200 / 11,445 3 1,900 A300-B4
2,700 100,000 / 11,138 2 1,380 767-200SF
Range
Payload/
Cubic Capacity
Crew
Fuel gal./
block hr
Aircraft
2006 Focus: ABX

Non-DHL ACMI Profit Potential $70K – $100K ~$380K $550-$650K Margin Operating Cost Revenue 767 Hypothetical Example Per Plane, Per Month Investment Cost $100K-170K 2006 Focus: ABX 21

Other Diversification & Growth Potential
•
Sorting & logistics
–
U.S. Postal Service opportunities
•
Airframe maintenance checks
•
Line maintenance support
•
Component repairs
•
Flat panel upgrades
2006 Focus: ABX

Why Invest in ABX Air
•
Strong, predictable cash flow
•
Strong balance sheet, minimal debt risk
•
Minimal fuel-cost exposure
•
Incentives to control DHL costs and quality
•
Minimal overhead for growth businesses
•
Multiple high-margin growth opportunities
Summary